UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2013, Vocera Communications, Inc. (the “Company”) reported its financial results for the fourth quarter and year ended December 31, 2012. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its regularly scheduled meeting on February 21, 2013, the Company’s Board of Directors approved a change in the senior management of the Company, to be effective on June 1, 2013. At such time, Brent D. Lang, the Company’s President and Chief Operating Officer, shall become the President and Chief Executive Officer and Robert J. Zollars, the current Chief Executive Officer and Chairman of the Board, will continue to serve the Company as Executive Chairman of the Board. The Board also approved the election of Mr. Lang to the Board of Directors, also effective June 1, 2013.

The Company will report the compensation for Messrs. Zollars and Lang in their new management positions in an amendment to this report.

Mr. Lang’s biographical information is reported in the Company’s prospectus filed with the Securities and Exchange Commission on September 7, 2012, under the section titled “Management,” and is incorporated by reference herein. Mr. Lang was chosen to serve as a director based on his position as the Company’s Chief Executive Officer and his extensive corporate management experience at Vocera and other companies. Mr. Lang, who has served as Vocera’s President and Chief Operating Officer since October 2007, is now in his twelfth year with the Company, during which time he has undertaken increasing levels of responsibility.

There is no arrangement or understanding with any person pursuant to which Mr. Lang was appointed as President and Chief Executive Officer or as a director, and there are no family relationships between Mr. Lang and any other director or executive officer of the Company. Additionally, there are no transactions between Mr. Lang and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated February 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: February 27, 2013	By:	/s/ William R. Zerella
William R. Zerella
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 27, 2013

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